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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 3, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702                34-1531521
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 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut            06880
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        (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

     Terex Corporation ("Terex") issued a press release on November 3, 2005, announcing that it will participate in the Robert W. Baird Industrial Conference at the Four Seasons Hotel located in Chicago, Illinois on Wednesday, November 9, 2005. A live webcast of this presentation can be accessed on Wednesday, November 9, 2005 at 11:15 AM (CST) on the Terex website, www.terex.com, under the Investor Relations section. Additionally, a slide presentation from the conference will be available beginning on November 9, 2005 on the Terex website under the Investor Relations section. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

     In addition, Terex issued a separate press release on November 3, 2005, with respect to the previously announced promotion of Colin Robertson to the position of Executive Vice President - Operations of Terex, effective January 1, 2006. A copy of this press release is included as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on November 3, 2005 regarding Robert W. Baird Industrial Conference.

     99.2 Press release of Terex Corporation issued on November 3, 2005 regarding Colin Robertson.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 3, 2005


                                      TEREX CORPORATION


                                      By:  /s/ Jeffrey A. Gershowitz
                                           Jeffrey A. Gershowitz
                                           Vice President